Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 5, 2009, among MICHAELS STORES, INC., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of October 31, 2006 (as amended, supplemented and/or otherwise modified to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein, subject to the terms and conditions set forth below.

NOW, THEREFORE, it is agreed;

A.                                   Amendments to the Credit Agreement

1.             Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Applicable Rate”, “Class”, “Commitment”, “Interest Payment Date”, “Loan”, “Maturity Date”, “Other Term Commitments” and “Other Term Loans” appearing in said Section in their entirety and (ii) inserting in appropriate alphabetical order the following new definitions:

“Applicable Rate” means a percentage per annum equal to (A) with respect to B-1 Term Loans, (i) in the case of Eurocurrency Rate Loans, 2.25% and (ii) in the case of Base Rate Loans, 1.25% and (B) with respect to B-2 Term Loans, (i) in the case of Eurocurrency Rate Loans, 4.50% and (ii) in the case of Base Rate Loans, 3.50%, less, in each case under each of the preceding clauses (A) and (B), if (but only if) the Moody’s Applicable Corporate Rating then most recently published is B1 or higher (with at least a stable outlook), 0.25%.  Any increase or decrease in the Applicable Rate resulting from a change in Moody’s Applicable Corporate Rating shall become effective as of the first Business Day immediately following the date the then most recent Moody’s Applicable Corporate Rating is published; provided that at the option of the Administrative Agent or the Required Lenders, no deduction shall apply (x) as of the first Business Day after the date on which Moody’s ceases to maintain or publish a Moody’s Applicable Corporate Rating (of any level), and shall continue not to apply to and including the date on which a new Moody’s Applicable Corporate Rating is so published (with any deduction as otherwise determined in accordance with this definition to apply thereafter), and (y) as of the first Business Day after an Event of Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing, and shall continue not to apply to but excluding the date on which such Event of Default is cured or waived (with any deduction as otherwise determined in accordance with this definition to apply thereafter). It is understood and agreed that (w) the “Applicable Rate” (as defined herein immediately prior to giving effect to the First Amendment Effective Date) shall apply for all periods prior to the First Amendment Effective Date, (x) the “Applicable Rate” (as defined herein immediately after giving effect to the First Amendment Effective Date and prior to the Second Amendment Effective Date) shall apply for all periods on and after the First Amendment Effective Date and prior to the Second Amendment Effective Date,  (y) the “Applicable Rate” (as defined herein immediately after giving effect to the Second Amendment Effective Date and prior to the Fourth Amendment Effective Date) shall apply for all periods on and after the Second Amendment Effective Date and prior to the Fourth Amendment Effective Date and (z) the “Applicable Rate” (as defined herein immediately after giving effect to the Fourth Amendment Effective Date) shall apply for all periods on and after the Fourth Amendment Effective Date. Notwithstanding the foregoing, (x) the Applicable Rate in respect of Extended Term Loans of any Extension Series or Refinancing Term Loans of any Refinancing Series shall be the applicable percentages per annum provided pursuant to the relevant Extension Amendment or Refinancing Amendment, as the case may be, and (y) the Applicable Rate of certain Loans shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.16.

“B-1 Term Lender” means, at any time, any Lender that has a B-1 Term Loan at such time.

“B-1 Term Loan” has the meaning provided in Section 2.01(e)(i).

“B-1 Term Loan Amount” means, as to any Lender, the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “B-1 Term Loan Amount”, as such amount may be adjusted from time to time in accordance with this Agreement.

“B-2 Term Commitment” means, as to each Lender, its obligation to convert all or a portion of its Existing Loans into a B-2 Term Loan pursuant to Section 2.01(e)(ii) on the Fourth Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “B-2 Term Commitment”, as such amount may be adjusted from time to time in accordance with this Agreement.  On the Fourth Amendment Effective Date, (x) the initial aggregate amount of the B-2 Term Commitments is $1,000,000,000 and (y) the B-2 Term Commitment of each Lender equals its B-2 Term Loan Extension Amount.

“B-2 Term Lender” means, at any time, any Lender that has a B-2 Term Commitment or a B-2 Term Loan at such time.

“B-2 Term Loan” has the meaning provided in Section 2.01(e)(ii).

“B-2 Term Loan Extension Amount” means, as to the Existing Loans of any Extending B-2 Term Lender, the product obtained by multiplying (x) the principal amount of such Lender’s Existing Loans subject to a B-2 Term Loan Extension Election (determined after giving effect to the Amortization Adjustment referred to therein) by (y) a fraction, the numerator of which is the aggregate principal amount of all Existing Loans accepted for extension by the Borrower on the Fourth Amendment Effective Date and the denominator of which is the aggregate principal amount of all Existing Loans subject to B-2 Term Loan Extension Elections, as such resulting product may be modified by the Administrative Agent to account for rounding adjustments.  The Administrative Agent shall determine the final B-2 Term Loan Extension Amount of each Lender on the Fourth Amendment Effective Date and shall notify each such Lender of its B-2 Term Loan Extension Amount promptly following the Fourth Amendment Effective Date. All such determinations made by the Administrative Agent shall, absent manifest error, be final, conclusive and binding on the Borrower and the Lenders and the Administrative Agent shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct.

“B-2 Term Loan Extension Election” means an election by a Lender provided in accordance with the procedures set forth in the Fourth Amendment to have the B-2 Term Loan Extension Amount of its Existing Loan converted into a B-2 Term Loan pursuant to Section 2.01(e)(ii).

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are B-1 Term Lenders, B-2 Term Lenders, Refinancing Term Lenders for a given Refinancing Series of Refinancing Term Commitments or Refinancing Term Loans or Extending Term Lenders for a given Extension Series of Extended Term Commitments or Extended Term Loans, (b) when used with respect to Commitments, refers to whether such Commitments are Replacement Commitments, B-2 Term Commitments, Refinancing Term Commitments of a given Refinancing Series or Extended Term Commitments of a given Extension Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are B-1 Term Loans, B-2 Term Loans, Refinancing Term Loans of a given Refinancing Series or Extended Term Loans of a given Extension Series.

“Commitment” means, as to each Lender, its Original Commitment, its New Commitment, its Replacement Commitment, its B-2 Term Commitment, its Refinancing Term Commitment of a given Refinancing Series or its Extended Term Commitment of a given Extension Series, as the context may require.

“Effective Yield” means, as to any Loans of any Class, the effective yield on such Loans as determined by the Administrative Agent, taking into account the applicable interest rate margins, any interest rate floors or similar devices and all fees, including upfront or similar fees or original issue discount (amortized over the shorter of (x) the life of such Loans and (y) the four years following the date of incurrence thereof) payable generally to Lenders making such Loans, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with the relevant Lenders and customary consent fees paid generally to consenting Lenders.

“Existing Loan” means each Replacement Loan outstanding on the Fourth Amendment Effective Date (immediately prior to giving effect thereto).

“Existing Term Loan Tranche” has the meaning provided in Section 2.16.

“Extended Term Commitments” means one or more commitments hereunder to convert Loans under an Existing Term Loan Tranche to Extended Term Loans of a given Extension Series pursuant to an Extension Amendment.

“Extended Term Loans” has the meaning provided in Section 2.16.

“Extending B-2 Term Lender” mean any Lender that has submitted an executed B-2 Term Loan Extension Election with respect to all or a portion of its Existing Loans in accordance with the instructions provided on the signature page to the Fourth Amendment prior to the deadline specified in Fourth Amendment.

“Extending Term Lender” has the meaning provided in Section 2.16.

“Extension” means any establishment of Extended Term Commitments and Extended Term Loans pursuant to Section 2.16 and the applicable Extension Amendment.

“Extension Amendment” has the meaning provided in Section 2.16.

“Extension Election” has the meaning provided in Section 2.16.

“Extension Request” has the meaning provided in Section 2.16.

“Extension Series” has the meaning provided in Section 2.16.

“Fourth Amendment” means the Fourth Amendment to this Agreement, dated as of November 5, 2009.

“Fourth Amendment Effective Date” has the meaning provided in the Fourth Amendment.

“Interest Payment Date” means, (a) as to any Loan of any Class other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date of such Loan; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan of any Class, the last Business Day of each January, April, July and October and the applicable Maturity Date for such Loan.

“Loan” means (a) the making of an Original Loan by a Lender to the Borrower pursuant to Section 2.01(a), (b) the making of an Additional New Loan by a

Lender to the Borrower pursuant to Section 2.01(c), (c) the conversion of an Original Loan to a Converted New Loan by a Lender pursuant to Section 2.01(b),  (d) the making of a Replacement Loan by a Lender to the Borrower pursuant to Section 2.01(d), (e) the conversion of all or a portion of an Existing Loan into a B-1 Term Loan by a Lender pursuant to Section 2.01(e)(i), (f) the conversion of all or a portion of an Existing Loan into a B-2 Term Loan by a Lender pursuant to Section 2.01(e)(ii), (g) the making of a Refinancing Term Loan of a given Refinancing Series by a Lender or an Additional Lender to the Borrower pursuant to Section 2.15 and the applicable Refinancing Amendment and (h) the making of an Extended Term Loan of a given Extension Series by a Lender to the Borrower pursuant to Section 2.16 and the applicable Extension Amendment.  For the avoidance of doubt, on and after the Fourth Amendment Effective Date, the term “Loan” shall include each B-1 Term Loan and each B-2 Term Loan.

“Maturity Date” means (a) with respect to the B-1 Term Loans, October 31, 2013, and (b) with respect to B-2 Term Loans, July 31, 2014; provided, however, that such date applicable to B-2 Term Loans referred to in clause (b) will automatically become July 31, 2016 if (x) no Senior Notes or any Refinancing Indebtedness in respect thereof (other than Refinancing Indebtedness that does not mature or require any scheduled amortization or payments of principal prior to the date that is ninety-one (91) days after July 31, 2016) remain(s) outstanding as of July 30, 2014 or (y) (i) the ratio of (a) the Consolidated Total Indebtedness of the Borrower and its Restricted Subsidiaries that is secured by Liens as at the last day of the Test Period ended closest to April 30, 2014 to (b) the Borrower’s EBITDA for the Test Period ended closest to April 30, 2014, in each case with such pro forma adjustments to EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Fixed Charge Coverage Ratio”, is less than or equal to 3.25:1.00 and (ii) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to such effect, together with all relevant financial information, not later than the date occurring 45 days after April 30, 2014.

“Other Allocable Share” means, in the case of any determination with respect to any Lender (or its Class of Commitments or Loans) at any time on or after the Fourth Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Class at such time and the denominator of which is the aggregate amount of all Commitments under the applicable Class at such time (or, if such Commitments have been terminated at such time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Loans of such Lender under the applicable Class at such time and the denominator of which is the aggregate principal amount of the Loans of all Lenders under the applicable Class at such time).

“Refinancing Series” shall mean all Refinancing Term Loans or Refinancing Term Commitments that are established pursuant to the same Refinancing Amendment (or any subsequent Refinancing Amendment to the extent such Refinancing Amendment expressly provides that the Refinancing Term Loans or Refinancing Term Commitments provided for therein are intended to be a part of any previously established

Refinancing Series) and that provide for the same interest margins and amortization schedule.

“Refinancing Term Commitments” means one or more term loan commitments hereunder that fund Refinancing Term Loans of the applicable Refinancing Series hereunder pursuant to a Refinancing Amendment.

“Refinancing Term Lenders” means, at any time, any Lender that has a Refinancing Term Commitment of a given Refinancing Series or a Refinancing Term Loan of a given Refinancing Series at such time.

“Refinancing Term Loans” means one or more term loans hereunder that result from a Refinancing Amendment.

2.             The definition of “Applicable Consolidated Secured Debt Ratio” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “, which for purposes of any determination of Pro Forma Compliance with the then ‘Applicable Consolidated Secured Debt Ratio’ pursuant to this Agreement shall be less than or equal to the applicable ratio set forth below at the time of such determination” immediately after the text “Pro Forma Compliance” appearing in said definition and (ii) inserting the text “and each year thereafter” immediately after the text “2013” appearing in the first column of the table set forth in said definition.

3.             The definition of “Borrowing” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “and Class” immediately after the text “Loans of the same Type” appearing in said definition, (ii) inserting a comma (“,”) immediately after the text “the same Interest Period” appearing in said definition and (iii) inserting the text “having Commitments of the respective Class” immediately after the text “each of the Lenders” appearing in said definition.

4.             The definition of “Committed Loan Notice” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “with respect to a given Class of Loans” immediately after the text “a Borrowing” appearing in clause (a) of said definition and (ii) inserting the text “of a given Class” immediately after the text “a conversion of Loans” appearing in clause (b) of said definition.

5.             The definition of “Interest Period” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “one, two,” appearing in the introductory clause of said definition, (ii) relettering clause (c) of said definition as clause (d) and inserting the following new clause (c) “(c) any Interest Period that begins prior to the Fourth Amendment Effective Date and which (x) has a duration of either one (1) month or two (2) months and (y) is in respect of an outstanding Existing Loan that has been converted into a B-1 Term Loan or a B-2 Term Loan pursuant to Section 2.01(e), shall be permitted under this Agreement until such Interest Period ends;”, (iii) inserting the text “applicable” immediately before the text “Maturity Date” appearing in new clause (d) of said definition and (iv) inserting the text “for the Class of Loans of which such Eurocurrency Rate Loan is a part” immediately preceding the period (“.”) appearing at the end of new clause (d) of such definition.

6.             The definition of “Latest Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the text “Other Term Loan or any Other Term Commitment” appearing in said definition with the text “Refinancing Term Loan, any Refinancing Term Commitment, any Extended Term Loan or any Extended Term Commitment”.

7.             The definition of “Note” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “(with such modifications thereto as may be necessary to reflect differing Classes of Loans)” immediately after the text “Exhibit C hereto” appearing in said definition and (ii) inserting the text “of a given Class” immediately after the text “the Loans” appearing in said definition.

8.             The definition of “Outstanding Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “of any Class” immediately after the text “with respect to the Loans” appearing in said definition and (ii) inserting the text “of such Class” immediately after the text “prepayments or repayments of Loans” appearing in said definition.

9.             The definition of “Relevant Reference Period” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (i) of said definition and (ii) inserting the text “and (iii) in the case of any determination of EBITDA and Consolidated Total Indebtedness (and any component definitions used therein) for purposes of the definition of Maturity Date, the Test Period ended April 30, 2014” immediately preceding the period (“.”) appearing at the end of said definition.

10.           Section 1.03 of the Credit Agreement is hereby amended by (i) inserting the text “or the ratio set forth in the definition of Maturity Date” immediately after the first instance of the text “the Applicable Consolidated Secured Debt Ratio” appearing in clause (b) of said Section, (ii) deleting the text “or” appearing immediately before the second instance of the text “the Applicable Consolidated Secured Debt Ratio” appearing in clause (b) of said Section and including a comma in lieu thereof and (iii) inserting the text “or Maturity Date” immediately after the second instance of the text “Applicable Consolidated Secured Debt Ratio” appearing in clause (b) of said Section.

11.           Section 1.08 of the Credit Agreement is hereby amended by replacing the text “the Applicable Consolidated Secured Debt Ratio and the Consolidated Secured Debt Ratio” appearing in said Section with the text “the Applicable Consolidated Secured Debt Ratio, the Consolidated Secured Debt Ratio and Consolidated Total Indebtedness as used in the definition of Maturity Date”.

12.           Section 2.01 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.01 in lieu thereof:

“2.01 The Loans.  Subject to the terms and conditions set forth herein, (a) each Lender severally agrees to make to the Borrower a single loan denominated in Dollars in a principal amount equal to such Lender’s Commitment on the Closing Date, (b) on the First Amendment Effective Date, all outstanding Original Loans of each Lender that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a “Converting Lender” and, collectively, the “Converting Lenders”) shall be automatically converted (the “Loan Conversion”) into new term loans hereunder denominated in Dollars (each such term loan, a “Converted New Loan” and, collectively, the “Converted New Loans”), (c) each Lender with a New Commitment severally agrees to make to the Borrower a single term loan denominated in Dollars (each, an “Additional New Loan” and, collectively, the “Additional New Loans” and, together with the Converted New Loans, the “New Loans”) in a principal amount equal to such Lender’s New Commitment on the First Amendment Effective Date, (d) on the Second Amendment Effective Date, each Lender with a Replacement Commitment severally agrees to make to the Borrower a single term loan denominated in Dollars (each, a “Replacement Loan” and, collectively, the “Replacement Loans”) in a principal amount equal to such Lender’s Replacement Commitment on the Second Amendment Effective Date, and (e) on the Fourth Amendment Effective Date, (i) a portion of each Existing Loan of each Lender outstanding on such date shall be automatically converted on such date into a new term loan of such Lender hereunder denominated in Dollars in an aggregate principal amount equal to the B-1 Term Loan Amount of such Lender (each such term loan, a “B-1 Term Loan” and, collectively, the “B-1 Term Loans”) and (ii) a portion of each Existing Loan of each Extending B-2 Term Lender outstanding on such date shall be automatically converted on such date into a new term loan of such Lender hereunder denominated in Dollars in an aggregate principal amount equal to the B-2 Term Commitment of such Extending B-2 Term Lender (each such term loan, a “B-2 Term Loan” and, collectively, the “B-2 Term Loans”).  Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed.  Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”.

13.           Section 2.02 of the Credit Agreement is hereby amended by (i) inserting the text “of a given Class” immediately after each instance of the text “conversion of Loans” appearing in clause (a) of said Section, (ii) inserting the text “(and the applicable Class thereof)” immediately after the text “requesting a Borrowing” appearing in clause (a) of said Section and (iii)  inserting the text “(or, if then applicable, Other Allocable Share)” immediately after the text “Pro Rata Share” appearing in clause (b) of said Section.

14.           Section 2.02 of the Credit Agreement is hereby further amended by inserting the text “, or such other amount as requested by the Borrower from time to time and agreed to by Administrative Agent in its sole discretion” immediately after each instance of the text “in excess thereof” appearing in clause (a) of said Section.

15.           Section 2.02 of the Credit Agreement is hereby further amended by restating clause (e) of said Section in its entirety as follows:

“(e)         After giving effect to all Borrowings, all conversions of Loans of a given Class from one Type to the other, and all continuations of Loans of a given Class as the same Type, there shall not be more than eight (8) Interest Periods in effect; provided that after the establishment of any new Class of Loans pursuant to a Refinancing Amendment or Extension Amendment, the number of Interest Periods otherwise permitted by this Section 2.02(e) shall increase by three (3) Interest Periods for each applicable Class so established.”.

16.           Section 2.04 of the Credit Agreement is hereby amended by deleting the said Section in its entirety and inserting the following new Section 2.04 in lieu thereof:

“2.04.  Special Provisions Relating to Conversions of Existing Loans into B-1 Term Loans and B-2 Term Loans. (a) Notwithstanding anything to the contrary in this Agreement,

(A) on the Fourth Amendment Effective Date, (i) B-1 Term Loans shall be deemed made as Eurocurrency Rate Loans in an amount equal to the principal amount of the Existing Loans converted into B-1 Term Loans pursuant to Section 2.01(e)(i) that were outstanding as Eurocurrency Rate Loans at the time of conversion (such B-1 Term Loans to correspond in amount to Existing Loans so converted of a given Interest Period), (ii) Interest Periods for the B-1 Term Loans described in clause (i) above shall end on the same dates as the Interest Periods applicable to the corresponding Existing Loans described in clause (i) above, and the Eurocurrency Rates applicable to such B-1 Term Loans during such Interest Periods shall be the same as those applicable to the Existing Loans so converted, and (iii) B-1 Term Loans shall be deemed made as Base Rate Loans in amount equal to the principal amount of Existing Loans converted into B-1 Term Loans pursuant to Section 2.01(e)(i) that were outstanding as Base Rate Loans at the time of conversion;

(B) on the Fourth Amendment Effective Date, (i) B-2 Term Loans shall be deemed made as Eurocurrency Rate Loans in an amount equal to the principal amount of the Existing Loans converted into B-2 Term Loans pursuant to Section 2.01(e)(ii) that were outstanding as Eurocurrency Rate Loans at the time of conversion (such B-2 Term Loans to correspond in amount to Existing Loans so converted of a given Interest Period), (ii) Interest Periods for the B-2 Term Loans described in clause (i) above shall end on the same dates as the Interest Periods applicable to the corresponding Existing Loans described in clause (i) above, and the Eurocurrency Rates applicable to such B-2 Term Loans during such Interest Periods shall be the same as those applicable to the Existing Loans so converted, and (iii) B-2 Term Loans shall be deemed made as Base Rate Loans in amount equal to the principal amount of Existing Loans converted into B-2 Term Loans pursuant to Section 2.01(e)(ii) that were outstanding as Base Rate Loans at the time of conversion;

(C) (i) each B-1 Term Loan shall continue to be entitled to all accrued and unpaid interest with respect to the Existing Loan from which such B-1 Term Loan was converted up to but excluding the Fourth Amendment Effective Date and (ii) each B-2 Term Loan shall continue to be entitled to all accrued and unpaid interest with respect to the Existing Loan from which such B-2 Term Loan was converted up to but excluding the Fourth Amendment Effective Date; and

(D)  no conversion of outstanding Existing Loans into B-1 Term Loans or B-2 Term Loans pursuant to Section 2.01(e) shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.

(b)  On and after the Fourth Amendment Effective Date, each Lender which holds a Note shall be entitled to surrender such Note to the Borrower against delivery of a new Note completed in conformity with Section 2.11 evidencing the B-1 Term Loans and B-2

Term Loans into which the Existing Loans of such Lender were converted on the Fourth Amendment Effective Date; provided that if any such Note is not so surrendered, then from and after the Fourth Amendment Effective Date such Note shall be deemed to evidence the B-1 Term Loans and/or B-2 Term Loans into which the Existing Loans theretofore evidenced by such Note have been converted.”.

17.           Section 2.05 of the Credit Agreement is hereby amended by restating clause a(i) of said Section in its entirety as follows:

“(a) Optional (i)  The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:30 p.m. (New York, New York time) (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) one (1) Business Day prior to any date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof; (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; and (4) each prepayment of Loans pursuant to this Section 2.05(a)(i) shall be applied pro rata to each Class of Loans (based upon the then outstanding principal amounts of the respective Classes of Loans); provided that (x) at any time the Borrower may, at its option, direct that any voluntary prepayment of Loans pursuant to this Section 2.05(a)(i) be applied (in which case it shall be applied) (I) first, to then outstanding B-1 Term Loans and (II) second, after the repayment in full of all then outstanding B-1 Term Loans, to then outstanding B-2 Term Loans and (y) it is understood and agreed that preceding clause (4) may be modified as expressly provided in Section 2.15 or 2.16 in connection with a Refinancing Amendment or Extension Amendment, as the case may be.  Each such notice shall specify the date and amount of such prepayment, the Type(s) of Loans to be prepaid and the manner in which such prepayment shall be applied to scheduled repayments of Loans of a given Class required pursuant to Section 2.07; provided that in the event such notice fails to specify the manner in which the respective prepayment shall be applied to scheduled repayments of such Class of Loans required pursuant to Section 2.07, such prepayment of such Class of Loans shall be applied in direct order of maturity to scheduled repayments thereof required pursuant to Section 2.07.  The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share (or, if applicable, Other Allocable Share) of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05.  Each prepayment of the Loans of a given Class pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares (or, if applicable, Other Allocable Shares).”.

18.           Section 2.05 of the Credit Agreement is hereby further amended by restating clause (b)(ii)(B) of said Section in its entirety as follows:

“(B) If the Borrower incurs or issues any Credit Agreement Refinancing Indebtedness (other than solely by means of extending or renewing then existing Credit Agreement Refinancing Indebtedness of the type described in clause (a) or (b) of the definition thereof without resulting in any Net Proceeds), the Borrower shall prepay an aggregate principal amount of Loans in an amount equal to 100% of the Net Proceeds of such Credit Agreement Refinancing Indebtedness on the date such Credit Agreement Refinancing Indebtedness is incurred or issued; provided, that each prepayment of Loans required by this clause (B) shall be applied (i) first, to the Class or Classes of Loans with the earliest Maturity Date (ratably among such Classes, if multiple Classes exist with the same Maturity Date), until all such Loans of such Class or Classes have been repaid in full and (ii) thereafter, to the successive Class or Classes of Loans with the then next earliest Maturity Date (ratably among such Classes, if multiple Classes exist with the same Maturity Date), and so on, until 100% of the Net Proceeds from such Credit Agreement Refinancing Indebtedness has been applied to the Loans as required by this clause (B).”.

19.           Section 2.05 of the Credit Agreement is hereby further amended by restating clause (b)(iii) of said Section in its entirety as follows:

“(iii) The amount of each principal repayment of Loans made as required by this Section 2.05(b) shall be applied pro rata to each Class of Loans (based upon the then outstanding principal amounts of the respective Classes of Loans); provided that (x) repayments of Loans required to be made by clause (b)(ii)(B) shall be applied to the Class or Classes of Loans required by such clause and (y) the foregoing application provision may be modified as expressly provided in Section 2.15 in connection with a Refinancing Amendment.  Each prepayment of Loans of a given Class pursuant to this Section 2.05(b) shall be applied in direct order of maturity to scheduled repayments of such Loans required pursuant to Section 2.07 and each such prepayment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares (or, if applicable, Other Allocable Shares).”.

20.           Section 2.05 of the Credit Agreement is hereby further amended by inserting the text “(or, if applicable, Other Allocable Share)” immediately after the text “Pro Rata Share” appearing in clause (b)(iv) of said Section.

21.           Section 2.06 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” immediately prior to the text “The Original Commitment” appearing in said Section and (ii) inserting the following new clause (b) immediately following the new clause (a) of said Section:

“(b) The B-2 Term Commitment of each B-2 Term Lender shall be automatically and permanently reduced to $0 upon the conversion of all or a portion of such B-2 Term Lender’s Existing Loans into B-2 Term Loans pursuant to Section 2.01(e).”.

22.           Section 2.07 of the Credit Agreement is hereby amended by deleting the said Section in its entirety and inserting the following new Section 2.07 in lieu thereof:

“2.07. Amortization of Loans.  (a) The Borrower shall repay to the Administrative

Agent for the ratable account of the B-1 Term Lenders on each date set forth below the aggregate principal amount of B-1 Term Loans as is set forth opposite such date below (as such scheduled amortization amount shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or in connection with any Extension as provided in Section 2.16):

Date	Amount
January 31, 2010	$3,297,680.41
April 30, 2010	$3,297,680.41
July 31, 2010	$3,297,680.41
October 31, 2010	$3,297,680.41
January 31, 2011	$3,297,680.41
April 30, 2011	$3,297,680.41
July 31, 2011	$3,297,680.41
October 31, 2011	$3,297,680.41
January 31, 2012	$3,297,680.41
April 30, 2012	$3,297,680.41
July 31, 2012	$3,297,680.41
October 31, 2012	$3,297,680.41
January 31, 2013	$3,297,680.41
April 30, 2013	$3,297,680.41
July 31, 2013	$3,297,680.41
October 31, 2013	$1,230,034,793.85

(b) The Borrower shall repay to the Administrative Agent for the ratable account of the B-2 Term Lenders on each date set forth below the aggregate principal amount of B-2 Term Loans as is set forth opposite such date below (which scheduled amortization amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or in connection with any Extension as provided in Section 2.16):

Date	Amount
January 31, 2010	$2,577,319.59
April 30, 2010	$2,577,319.59
July 31, 2010	$2,577,319.59
October 31, 2010	$2,577,319.59
January 31, 2011	$2,577,319.59
April 30, 2011	$2,577,319.59
July 31, 2011	$2,577,319.59
October 31, 2011	$2,577,319.59
January 31, 2012	$2,577,319.59
April 30, 2012	$2,577,319.59
July 31, 2012	$2,577,319.59
October 31, 2012	$2,577,319.59
January 31, 2013	$2,577,319.59
April 30, 2013	$2,577,319.59
July 31, 2013	$2,577,319.59
October 31, 2013	$2,577,319.59
January 31, 2014	$2,577,319.59
April 30, 2014	$2,577,319.59
July 31, 2014	$2,577,319.59
October 31, 2014	$2,577,319.59
January 31, 2015	$2,577,319.59
April 30, 2015	$2,577,319.59
July 31, 2015	$2,577,319.59
October 31, 2015	$2,577,319.59
January 31, 2016	$2,577,319.59
April 30, 2016	$2,577,319.59
July 31, 2016	$932,989,690.66

provided that, notwithstanding the foregoing, repayments of B-2 Term Loans shall in any event be required to be made on the Maturity Date therefor as provided in Section 2.07(c).

(c) The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for each Class of Loans, the aggregate principal amount of all such Loans outstanding on such date.”.

23.           Section 2.11 of the Credit Agreement is hereby amended by (i) inserting the text “or Notes” immediately after the first instance of the text “Note” appearing in clause (a) of said Section and (ii) inserting the text “of the applicable Class or Classes” immediately after the text “such Lender’s Loans” appearing in clause (a) of said Section.

24.           Section 2.15 of the Credit Agreement is hereby amended by deleting the said Section in its entirety and inserting the following new Section 2.15 in lieu thereof:

“2.15. Refinancing Amendments. At any time after the Third Amendment Effective Date, the Borrower may obtain from any Lender or any Additional Lender Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Loans then outstanding under this Agreement (which for this purpose will be deemed to include any then outstanding Refinancing Term Loans), in the form of Refinancing Term Loans or Refinancing Term Commitments, in each case pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (i) will rank pari passu in right of payment and of security with the other Loans and Commitments hereunder, (ii) have such pricing and optional prepayment terms as may be agreed by the Borrower and the Lenders thereof, (iii) except as otherwise provided in Section 2.05(b)(ii)(B) or as may be agreed to by the Lenders and Additional Lenders providing such Credit Agreement Refinancing Indebtedness in the respective Refinancing Amendment (but solely as it relates to such Lenders waiving their pro rata share of any applicable prepayment or repayment), each Class of Refinancing Term Loans shall be prepaid and repaid (or offered to be repaid in the case of Section 2.05(c)) on a pro rata basis with all voluntary prepayments and mandatory prepayments (other than amortization payments) of the other Classes of Loans and (iv) otherwise be treated hereunder no more favorably, including with respect to covenants and events of default, than the Refinanced Debt; provided further that the terms and conditions applicable to such Credit Agreement Refinancing Indebtedness may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower and the Lenders thereof and applicable only during periods after the Latest Maturity Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.  The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Sections 4.01 (i), (j) and (k) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements  and/or such amendments to the Collateral Documents as may be reasonably requested by the Collateral Agent (including Mortgage amendments) in order to ensure that the Refinancing Term Loans are provided with the benefit of the applicable Loan Documents.  Each tranche of Credit Agreement Refinancing Indebtedness incurred under this Section 2.15 shall be in an aggregate principal amount that is not less than $50,000,000.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment.  Each of the parties hereto hereby agrees that this Agreement and the other Loans Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Refinancing Term Loans and/or Refinancing Term Commitments), (ii) provide certain class protection to the Lenders and Additional Lenders providing such Credit Agreement Refinancing Indebtedness with respect to voluntary prepayments and mandatory prepayments, (iii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the second paragraph of Section 10.01 and (iv) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment.”.

25.           Article II of the Credit Agreement is hereby amended by inserting the following new Section 2.16 immediately following Section 2.15 of said Article:

“2.16  Extended Term Loans. (a) The Borrower may at any time and from time to time request that all or a portion of the Loans of a given Class (each, an “Existing Term Loan Tranche”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Loans (any such Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.16.  In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Tranche) (each, an “Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall (x) be identical as offered to each Lender under such Existing Term Loan Tranche (including as to the proposed interest rates and fees payable) and (y) be identical to the Loans under the Existing Term Loan Tranche from which such Extended Term Loans are to be converted, except that: (i) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Loans of such Existing Term Loan Tranche, to the extent provided in the applicable Extension Amendment; (ii) the Effective Yield with respect to the Extended Term Loans (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different than the Effective Yield for the Loans of such Existing Term Loan Tranche, in each case, to the extent provided in the applicable Extension Amendment; provided that if at the time of the effectiveness of any Extension Amendment with respect any new Extended Term Loans, Extended Term Loans of another Extension Series remain outstanding, then if the Effective Yield in respect of such new Extended Term Loans shall at any time (over the life of such Extended Term Loans) exceed by more than 0.25% the Effective Yield on the Extended Term Loans pursuant to any other Extension Series then outstanding, the Applicable Rate applicable thereto shall be increased to the extent necessary so that at all times thereafter the Extended Term Loans of each existing Extension Series do not receive less than the Effective Yield with respect to such new Extended Term Loans less 0.25%; (iii) the Extension Amendment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Term Loans); and (iv) Extended Term Loans may have optional prepayment terms (including call protection) as may be agreed by the Borrower and the Lenders thereof; provided that no Extended Term Loans may be optionally prepaid prior to the date on which all Loans with an earlier final stated maturity (including Loans under the Existing Term Loan Tranche from which they were converted) are repaid in full, unless such optional prepayment is accompanied by a pro rata optional prepayment of such other Loans; provided, however, that (A) in no event shall the final maturity date of any Extended Term Loans of a given Extension Series at the time of establishment thereof be earlier than the then Latest Maturity Date of any other Loans hereunder, (B) the Weighted Average Life to Maturity of any Extended Term Loans of a given Extension Series at the time of establishment thereof shall be no shorter than the remaining Weighted Average Life to Maturity of any other Loans then outstanding and (C) any such Extended Term Loans (and the Liens securing the same) shall be permitted by the terms of the ABL Credit Agreement and the Intercreditor Agreement (in each case, to the extent the ABL Credit Agreement and the Intercreditor Agreement are then in effect).  Any Extended Term Loans converted pursuant to any Extension Request shall be designated a series (each, an “Extension Series”) of Extended Term Loans for all purposes of this Agreement; provided that any Extended Term Loans converted from an Existing Term Loan Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Extension Series with respect to such Existing Term Loan Tranche.  Each Extension Series of Extended Term Loans incurred under this Section 2.16 shall be in an aggregate principal amount that is not less than $50,000,000.

(b) The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Term Loan Tranche are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.16.  No Lender shall have any obligation to agree to have any of its Loans of any Existing Term Loan Tranche converted into

Extended Term Loans pursuant to any Extension Request.  Any Lender (each, an “Extending Term Lender”) wishing to have all or a portion of its Loans under the Existing Term Loan Tranche subject to such Extension Request converted into Extended Term Loans shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Loans under the Existing Term Loan Tranche which it has elected to request be converted into Extended Term Loans (subject to any minimum denomination requirements imposed by the Administrative Agent).  In the event that the aggregate principal amount of Loans under the Existing Term Loan Tranche subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to the Extension Request, Loans subject to Extension Elections shall be converted to Extended Term Loans on a pro rata basis based on the aggregate principal amount of Loans included in each such Extension Election.

(c) Extended Term Loans shall be established pursuant to an amendment (each, a “Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Term Lender providing an Extended Term Loan thereunder which shall be consistent with the provisions set forth in Section 2.16(a) above (but which shall not require the consent of any other Lender other than those consents provided pursuant to the Fourth Amendment).  The effectiveness of any Extension Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Sections 4.01(i), (j) and (k) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Collateral Agent in order to ensure that the Extended Term Loans are provided with the benefit of the applicable Loan Documents.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that this Agreement and the other Loans Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Extended Term Loans incurred pursuant thereto, (ii) modify the scheduled repayments set forth in Section 2.07 with respect to any Existing Term Loan Tranche subject to an Extension Election to reflect a reduction in the principal amount of the Loans thereunder in an amount equal to the aggregate principal amount of the Extended Term Loans converted pursuant to the applicable Extension (with such amount to be applied ratably to reduce scheduled repayments of such Loans required pursuant to Section 2.07),  (iii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the second paragraph of Section 10.01 and (iv) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Extension Amendment.

(d)  No conversion of Loans pursuant to any Extension in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.”.

26.           Section 7.03 of the Credit Agreement is hereby amended by replacing the text “Section 2.15” appearing in clause (b)(i)(y) of said Section with the text “Sections 2.15 and 2.16”.

27.           Section 7.06 of the Credit Agreement is hereby amended by replacing the text “Section 7.05” appearing in clause (a)(iv) of said Section with the text “the then Applicable Consolidated Secured Debt Ratio”.

28.           Section 7.12 of the Credit Agreement is hereby amended by replacing each instance of the text “Other Term Loans” appearing in said Section with the text “Refinancing Term Loans”.

29.           Section 10.01 of the Credit Agreement is hereby amended by inserting the text “of a given Class” immediately after the text “all outstanding Loans” appearing in the last paragraph of said Section.

30.           Section 10.22 of the Credit Agreement is hereby amended by inserting the following new clause (iv) at the end of said Section:

“(iv) EACH EXTENDING B-2 TERM LENDER, BY ITS EXECUTION AND DELIVERY OF THE FOURTH AMENDMENT AND ITS B-2 TERM LOAN EXTENSION ELECTION, HEREBY (I) CONFIRMS ITS AGREEMENT TO THE FOREGOING PROVISIONS OF THIS SECTION 10.22 AND (II) PURSUANT TO SECTION 5.2(C) OF THE INTERCREDITOR AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF THE INTERCREDITOR AGREEMENT AS A “TERM SECURED PARTY”.”.

31.           Article X of the Credit Agreement is hereby amended by inserting the following new Section 10.24 immediately following Section 10.23 of said Article:

“10.24. Special Provisions Relating to the Fourth Amendment. Each Lender which executes and delivers a counterpart of the Fourth Amendment, any Refinancing Amendment or any Extension Amendment (for itself and its successors and assigns) hereby irrevocably agrees, for the benefit of each other Lender (and such Lender’s successors and assigns), that such Lender (and its successors and assigns) will not enter into any amendment or modification to this Agreement to the extent such amendment or modification:

(i)                                     amends or modifies this Section 10.24 (or any defined term as used herein) or the definition of “Other Allocable Share”, unless the consent of each Lender directly affected thereby has been obtained; or

(ii)                                  alters the required application of any prepayment or repayment as between the various Classes, unless the consent of Lenders holding more than 50% of the respective Class of Commitment or Loans which is being allocated a lesser prepayment or repayment as a result of such alteration is obtained (it being understood, however, that (x) the Required Lenders may waive, in whole or in part, any such prepayment or repayment, so long as the application, as amongst the various Classes, of any such prepayment or repayment which is still required to be made is not altered and (y) any conversion of any Class of Loans into another Class of Loans hereunder in like principal amount in a manner similar to the conversion of Existing Loans into B-1 Term Loans and B-2 Term Loans on the Fourth Amendment Effective Date and any other conversion of any Class of Loans into Extended Term Loans pursuant to an Extension Amendment shall not be considered a “prepayment” or “repayment” for purposes of this clause (ii)).

Each of the agreements contained in this Section 10.24 are separate contractual arrangements among the Loan Parties and the Lenders and each Lender may directly enforce against any other Lender any breach (or attempted breach) of any of the agreements contained in this Section 10.24.”.

32.           The Credit Agreement is hereby amended by attaching a new Schedule 2.01B thereto and inserting therein the information set forth on Schedule 2.01B attached hereto.

B.                                     Miscellaneous Provisions

1.             In order to induce the Lenders to enter into this Fourth Amendment, the Borrower, on behalf of itself and the other Loan Parties, hereby represents and warrants to each of the Lenders that, as of the Fourth Amendment Effective Date (as defined below):

(i)            the execution, delivery and performance by each Loan Party of this Fourth Amendment and the performance of the Credit Agreement (as amended hereby) have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party and do not and will not (a) contravene the terms of any of the certificates of incorporation or by-laws (or equivalent Organization Documents) of such Loan Party, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted under Section 7.01 of the Credit Agreement), or require the payment to be made under (x) (A) any New Notes Documentation and any other indenture, mortgage, deed of trust or loan agreement evidencing Indebtedness in an aggregate principal amount in excess of the Threshold Amount or (B) any other Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (c) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(x), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(ii)           this Fourth Amendment has been duly authorized, executed and delivered by each Loan Party and this Fourth Amendment and the Credit Agreement (as amended or otherwise modified hereby) constitute the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(iii)          the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are, both immediately before and after giving effect to this Fourth Amendment, true and correct in all material respects both on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of the Fourth Amendment Effective Date unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

(iv)          there exists no Default or Event of Default on the Fourth Amendment Effective Date, both immediately before and after giving effect to this Fourth Amendment.

2.             (a) Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)           On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified hereby.  This Fourth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

3.             This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Fourth Amendment shall be effective as delivery of an original executed counterpart of this Fourth Amendment. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             (a) This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when:

(i)            the Administrative Agent shall have received executed B-2 Term Loan Extension Elections representing an aggregate principal amount of at least $750,000,000 in Existing Loans electing conversion to B-2 Term Loans;

(ii)           the Borrower, the Administrative Agent, the Required Lenders and each Extending B-2 Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and the Borrower, the Required Lenders and each Extending B-2 Term Lender shall have delivered (including by way of facsimile transmission) their signed counterparts to the Administrative Agent;

(iii)          the Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties (taken as a whole) after giving effect to this Fourth Amendment, from the Chief Financial Officer of the Borrower;

(iv)          the Administrative Agent shall have received an opinion from Ropes & Gray LLP, counsel to the Loan Parties, in a form and substance reasonably acceptable to the Administrative Agent;

(v)           the Administrative Agent shall have received for the account of each of the Lenders that have requested same not later than the Consent Deadline (as defined below) an appropriate Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided in the Credit Agreement (as modified hereby);

(vi)          the Administrative Agent shall have received (A) copies of resolutions of the board of directors of each Loan Party approving and authorizing the execution, delivery and performance of this Fourth Amendment and the Loan Documents as amended by this Fourth Amendment, certified as of the Fourth Amendment Effective Date by a Responsible Officer, secretary or assistance secretary of each such Loan Party as being in full force and effect without modification or amendment and (B) good standing certificates for each Loan Party from each jurisdiction in which such Loan Party is organized;

(vii)         the Administrative Agent shall have received an acknowledgement from the ABL Collateral Agent as contemplated by Section 5.2(c) of the Intercreditor Agreement, in form and substance reasonably acceptable to the Administrative Agent;

(viii)        the Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Fourth Amendment (whether or not such Lender is an Extending B-2 Term Lender) prior to 5:00 p. m., New York City time, on October 28, 2009 (the “Consent Deadline”), a non-refundable consent fee payable in Dollars (each, a “Consent Fee”) in an aggregate amount equal to 0.05% of the aggregate principal amount of the outstanding Loans of such Lender as of the Consent Deadline; and

(ix)           the Borrower shall have paid all fees and other amounts due and payable pursuant to the Loan Documents and any other fee due and payable to a Lender as may be separately agreed by the Borrower and such Lender in connection with this Fourth Amendment, including, to the extent invoiced, reimbursement or payment of reasonable out-of-pocket expenses in connection with this Fourth Amendment and the transactions contemplated hereby and any other reasonable out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(b)           The Administrative Agent shall notify the Borrower and the Lenders of the Fourth Amendment Effective Date.

6.             By executing and delivering a copy hereof, each Loan Party hereby (a) consents to the terms of this Fourth Amendment and the Loan Documents (as amended by this Fourth Amendment) and agrees that the terms of this Fourth Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by this Fourth Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by this Fourth Amendment) and (ii) agrees that all Loans (including, without limitation, all B-1 Term Loans and all B-2 Term Loans) shall be fully guaranteed pursuant to the Guaranty to which it is party in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Collateral Documents.

7.             From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*      *      *

IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be duly executed and delivered as of the date first above written.

MICHAELS STORES, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President — Chief Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent

By:	Patrick W. Dowling
	Name:	Patrick W. Dowling
	Title:	Director

By:	Stefan Parsch
	Name:	Stefan Parsch
	Title:	Director

Each of the undersigned Guarantors acknowledges and agrees to the terms of the Fourth Amendment.

AARON BROTHERS, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	President — Chief Financial Officer

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	President — Chief Financial Officer

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President — Chief Financial Officer

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	President — Chief Financial Officer

ARTISTREE, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President — Chief Financial Officer

MICHAELS OF CANADA, ULC

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President — Chief Financial Officer

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 31, 2006, AMONG MICHAELS STORES, INC., DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, BANK OF AMERICA, N.A. AND CREDIT SUISSE, AS CO-DOCUMENTATION AGENTS AND VARIOUS LENDERS PARTY THERETO

By executing this signature page:

A.                                   as an existing Lender that is an Extending B-2 Term Lender, the undersigned institution agrees (i) to the terms of the Fourth Amendment and the Credit Agreement (as amended by the Fourth Amendment) and (ii) on the terms and subject to the conditions set forth in the Fourth Amendment and the Credit Agreement (as amended by the Fourth Amendment), to extend and convert all or a portion of its Existing Loans in the amount reflected below under the heading “Amount of Existing Loans to be Extended”, provided that, without any further action by such Lender, such amount specified below shall be reduced on a dollar-for-dollar basis by the principal amount of Existing Loans of such Lender repaid to such Lender pursuant to Section 2.07 of the Credit Agreement at any time on or after the date the Administrative Agent receives this B-2 Term Loan Extension Election but prior to the Fourth Amendment Effective Date (the “Amortization Adjustment”); and

B.                                     as an existing Lender that is not an Extending B-2 Term Lender (any such Lender, a “Non-Extending B-1 Term Lender”), the undersigned institution agrees to the terms of the Fourth Amendment and the Credit Agreement (as amended by the Fourth Amendment), but NOT to extend and convert any of its Existing Loans into B-2 Term Loans.

NAME OF LENDER:__________________________________________________

 Executing as an EXTENDING B-2 TERM LENDER:

By:__________________________________________________

Name:

Title:

 For any Lender requiring a second signature line:

By:__________________________________________________

Name:

Title:

Credit Agreement Reference	Principal amount of Existing Loans held by Extending B-2 Term Lender	Amount of Existing Loans to be Extended

Deal CUSIP - 594088AC0	$__________________	$__________________

 Executing as an NON-EXTENDING B-1 TERM LENDER:

By:__________________________________________________

Name:

Title:

 For any Lender requiring a second signature line:

By:__________________________________________________

Name:

Title:

SCHEDULE 2.01B

LENDER	B-1 TERM LOAN AMOUNT	B-2 TERM COMMITMENT